UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

800 Royal Oaks Drive, Suite 210
Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of AeroVironment, Inc. (the “Company”) was held on September 28, 2017, at 9:00 a.m., Pacific Time, at the Company’s offices at 994 Innovators Way, Simi Valley, CA 93065. A brief description of matters voted upon at the meeting and the final voting results are set forth below:

Proposal 1 — Election of Directors

The Company’s stockholders elected the three persons nominated by the Board of Directors as Class II directors for a three-year term as follows:

	Number of Shares
Name of Director	For	Withheld	Broker Non-Votes
Catharine Merigold	16,556,974	111,631	3,402,094
Wahid Nawabi	16,488,540	180,065	3,402,094
Stephen F. Page	16,553,318	115,287	3,402,094

Each of the above directors shall serve for a term of three years and until his or her successor has been duly elected and qualified.

Proposal 2 — Ratification of Company’s Independent Auditors

The Audit Committee selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018. The Company’s stockholders ratified the selection of Ernst & Young LLP as follows:

Number of Shares
For	Against	Abstain
19,862,997	154,901	52,801

Proposal 3 — Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, by an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
16,551,385	73,406	43,812	3,402,096

Proposal 4 — Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders voted on an advisory basis, to hold future advisory votes on the compensation of the Company’s named executive officers annually by the following vote:

Number of Shares
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
12,620,407	47,386	3,928,299	72,513	3,402,094

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the proxy statement for the 2017 Annual Meeting of

Stockholders, that the Company will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: October 4, 2017	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer